Employee Future Benefits	6 Months Ended
Jun. 30, 2019
Retirement Benefits [Abstract]
Employee Future Benefits	EMPLOYEE FUTURE BENEFITS

The Corporation and its subsidiaries each maintain one or a combination of defined benefit pension plans and defined contribution pension plans, including group Registered Retirement Savings Plans and group 401(k) plans, for employees. The Corporation and certain subsidiaries also offer other post‑employment benefit ("OPEB") plans for qualifying employees. The net benefit cost is detailed below.

	Defined Benefit Pension Plans		OPEB Plans
($ millions)	2019	2018	2019	2018
Quarter Ended June 30
Components of net benefit cost
Service costs	19	20	7	7
Interest costs	32	28	7	6
Expected return on plan assets	(40)	(40)	(4)	(4)
Amortization of actuarial losses (gains)	6	12	(1)	—
Amortization of past service credits/plan amendments	(1)	—	(2)	(2)
Regulatory adjustments	—	—	1	2
Net benefit cost	16	20	8	9

Year-to-Date June 30
Components of net benefit cost
Service costs	38	41	14	15
Interest costs	63	56	13	12
Expected return on plan assets	(80)	(80)	(8)	(8)
Amortization of actuarial losses (gains)	12	24	(2)	—
Amortization of past service credits/plan amendments	(1)	—	(4)	(5)
Regulatory adjustments	1	—	3	3
Net benefit cost	33	41	16	17

Defined contribution pension plan expense for the three and six months ended June 30, 2019 was $10 million and $22 million, respectively (three and six months ended June 30, 2018 - $9 million and $20 million, respectively).